THE PERKINS DISCOVERY FUND
                          THE PERKINS OPPORTUNITY FUND
                                    PCM LOGO


                                  ANNUAL REPORT
                               TO SHAREHOLDERS FOR
                                 THE YEAR ENDED
                                 MARCH 31, 1999

                           THE PERKINS DISCOVERY FUND
                          THE PERKINS OPPORTUNITY FUND
                                    PCM LOGO

May 11, 1999

Dear Shareholders:

Since our last shareholder letter we have seen greatly improved performance in small company growth stocks, although during late 1998 and early 1999 the market was still led by the mega-cap stocks. Now we are seeing signs that this too is changing, with small company stocks beginning to lead the market. This change has been reflected in the performance of The Perkins Funds, as can be seen in the following table which shows the performance of The Funds and several indices for the last year and the month of April. The tide began to turn in the March quarter and continued to move toward smaller stocks in April.

                       THE PERKINS   THE PERKINS    S&P       NASDAQ     RUSSELL
                        DISCOVERY    OPPORTUNITY    500      COMPOSITE    2000
      PERIOD              FUND          FUND       INDEX       INDEX      INDEX
      ------              ----          ----       -----       -----      -----
03/31/98 to 06/30/98       8.60%       (5.34)%      3.24%      3.22%     (4.85)%
06/30/98 to 09/30/98     (18.97)%     (29.67)%     (9.92)%   (10.60)%   (20.51)%
09/30/98 to 12/31/98      24.62%       11.81%      21.34%     29.45%     16.05%
12/31/98 to 03/31/99       5.47%       11.79%       4.94%     12.24%     (5.77)%

03/31/99 to 04/30/99      11.25%       10.55%       3.90%      3.31%      8.85%

The last several years were both "The Best Of Times and The Worst Of Times" depending upon the market segment in which you were invested. For all of 1998 only 15 stocks accounted for 50% of the S&P 500 performance and just 5 stocks accounted for 53% of the S&P first quarter performance. That shows how very narrow the market has been; if you didn't own some of those few stocks you didn't do very well. As a result, the relative valuation of small-cap stocks vs. the S&P 500 is lower than the first quarter of 1977 or the fall of 1990. The point is that from those unusual low relative valuations the performance of small stocks over the next 5 or 6 years was twice that of the S&P 500. And so, once again, the pendulum has swung too far to one side, thus creating the kind of opportunity we see only infrequently. And yes, there are two opportunities available here - to sell the handful of large stocks that have given the averages their recent past big performance (today's nifty fifty) and to buy small-cap stocks, or a small stock fund. In our view, it's a beautiful double play!

Small-cap funds experienced nearly $11 billion of net redemptions in the first 4 months of 1999. Even in the week ending April 28, with small-caps on the rebound, redemptions totaled nearly $1 billion from small-cap funds. What is going on here? Why, with trends changing, are there still net redemptions from small-cap funds? The reason is, of course, that investors often tend to put new money into investments with the best performance over the recent past. People change course belatedly as they always expect current trends to continue into the future. As far as the Perkins Opportunity Fund is concerned our redemptions have slowed, but still exceed new money. And while we believe it is a mistake for mutual fund shareholders in general to be redeeming small-cap funds, after a prolonged down cycle in small-cap stocks, we think it is an even greater mistake for shareholders to redeem shares of The Perkins Opportunity Fund. Why? Remember, when buying a mutual fund that has appreciated in value, part of the purchase is a future tax liability for capital gains realized for the year to date as well as those that are unrealized. For The Perkins Opportunity Fund, however, this situation is the opposite as the fund has a tax loss carry forward of $13.9 million. This is a potential asset for taxable investors since the fund may be able to take gains of $5.45 per share, without creating a tax liability. How did we get in this position? During

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                           THE PERKINS DISCOVERY FUND
                          THE PERKINS OPPORTUNITY FUND
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1995  when the Fund was  appreciating  dramatically  in value,  funds  flowed in rapidly for the purchase of new shares, especially in 1996 after the Fund enjoyed exceptional performance. These funds were invested at what turned out to be high prices for many of the small- and mid-cap stocks which we were buying at the time (this same thing is happening today in large-cap funds). In 1997 and 1998, as the Fund's shares declined in price, many shareholders that had purchased at high prices redeemed their shares and many of the Fund's holdings had to be sold at a loss in order to provide funds for these redemptions. We are pleased that you as a shareholder have elected to retain your shares. We also believe it would be an excellent time to add to your holdings.

The Discovery Fund, which just celebrated its 1st birthday, is well positioned in micro-cap growth stocks, I.E., those with less than a $100 million market cap. There are plenty to choose from, as the price decline in small-cap stocks has moved many into the micro-cap category. The Fund is still very small, just approaching $1 million, which makes it very interesting for new money since it contains only 30 stocks and therefore price increases in just a few can be meaningful.

The following table shows the Fund's returns by year and since inception, compared to several popular indices.

                     THE PERKINS   THE PERKINS     S&P       NASDAQ      RUSSELL
                      DISCOVERY    OPPORTUNITY     500      COMPOSITE     2000
CALENDAR PERIOD         FUND          FUND        INDEX       INDEX       INDEX
---------------      -----------   -----------    -----     ---------    -------
1993                       --        39.52%       10.67%     17.26%      17.62%
1994                       --        14.85%        1.27%     (3.20)%     (3.18)%
1995                       --        70.35%       37.53%     39.92%      26.21%
1996                       --        (7.33)%      22.99%     22.71%      14.76%
1997                       --       (17.08)%      33.34%     21.64%      20.52%
1998 (Discovery            --       (16.01)%      28.57%     39.63%      (3.45)%
Fund Partial Year)       9.67%          --        12.84%     21.34      (11.23)%
1999 YTD (4/30/99)      17.33%       23.58%        9.03%     15.97%       2.57%

ANNUALIZED SINCE
INCEPTION                  --        13.37%       22.64%     24.23%      11.54%
THROUGH 4/30/99         26.91%          --        21.59%     38.01%      (8.46)%

Sincerely,


/s/ Richard W. Perkins                  /s/ Daniel S. Perkins
---------------------------------       ---------------------------
Richard W. Perkins, C.F.A.              Daniel S. Perkins, C.F.A.
President                               Vice President

The Discovery Fund's average annual total return, after the maximum sales charge of 4.75%, from inception on April 9, 1998 through March 31, 1999 was 10.43%. The Opportunity Fund's average annual total return, after the maximum sales charge of 4.75%, from inception on February 18, 1993 through March 31, 1999 was 10.83%, for the five-year period ended on that date was 5.98% and for the 12 months ended on that date was (20.74)%. The Funds' returns and share values will fluctuate and shares may be worth more or less than their original cost when redeemed. Past performance is no guarantee of future performance. Small company investing involves greater risks and volatility. The Funds are distributed by First Fund Distributors, Inc., Phoenix, AZ 85018.

2
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                        THE PERKINS OPPORTUNITY FUND LOGO

                             PERKINS DISCOVERY FUND


            Qtr            Fund            S&P        Russell 2000
            ---            ----            ---        ------------
           4/9/98          10,000        10,000          10,000
          4/30/98          10,641        10,017          10,065
          5/31/98          10,489         9,839           9,523
          6/30/98          10,857        10,239           9,543
          7/31/98          11,537        10,137           8,771
          8/31/98           8,464         8,670           7,068
          9/30/98           8,800         9,223           7,621
         10/31/98           8,514         9,979           7,932
         11/30/98           9,632        10,581           8,347
         12/31/98          10,445        11,191           8,864
          1/31/99          12,140        11,662           8,982
          2/28/99          10,413        11,293           8,254
          3/31/99          11,016        11,745           8,383


      Total Return for the
  Period Ended March 31, 1999

Since Inception (4/9/98) 10.16%

Past performance is not predictive of future performance.

The Russell 2000 Index is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000 leaving a good small company index. The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. The indicies are unmanaged and returns include reinvested dividends.


                            PERKINS OPPORTUNITY FUND

          Qtr           Fund             S&P          Russell 2000
          ---           ----             ---          ------------
       2/17/93         10,000          10,000            10,000
       3/31/93         10,108          10,458            10,204
       6/30/93         10,603          10,500            10,428
       9/30/93         12,324          10,779            11,339
      12/31/93         13,288          11,032            11,633
       3/31/94         13,365          10,610            11,323
       6/30/94         12,053          10,647            10,880
       9/30/94         15,294          11,178            11,636
      12/31/94         15,260          11,173            11,421
       3/31/95         18,540          12,260            11,948
       6/30/95         21,833          13,429            13,068
       9/30/95         25,856          14,496            14,359
      12/31/95         25,996          15,366            14,670
       3/31/96         28,020          16,194            15,419
       6/30/96         31,173          16,910            16,190
       9/30/96         27,488          17,440            16,245
      12/31/96         24,090          18,899            17,090
       3/31/97         19,911          19,400            16,206
       6/30/97         22,159          22,781            18,833
       9/30/97         25,388          24,490            21,636
      12/31/97         19,975          25,201            20,912
       3/31/98         22,539          28,714            22,806
       6/30/98         21,336          29,644            21,942
       9/30/98         15,005          26,703            17,522
      12/31/98         16,778          32,402            20,380
       3/31/99         18,756          34,004            19,274


                                   Average Annual Total Return
                                   Period Ended March 31, 1999
                                   ---------------------------
   1 Year.........................           -20.74%
   5 Year.........................             5.98%
   Since Inception (2/17/93) .....            10.83%

Past performance is not predictive of future performance.

The Russell 2000 Index is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000 leaving a good small company index. The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. The indicies are unmanaged and returns include reinvested dividends.

                                                                              3
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SCHEDULE OF INVESTMENTS AT MARCH 31, 1999
--------------------------------------------------------------------------------
   Shares    COMMON STOCKS: 90.0%                                   Market Value
--------------------------------------------------------------------------------
             CHEMICALS: 0.7%
    5,000    Verdant Brands, Inc.*..................................  $   5,625
                                                                      ---------

             COMPUTER - DATA SECURITY: 2.9%
    5,000    Datakey, Inc.*.........................................     22,812
                                                                      ---------

             COMPUTER - INTEGRATED SYSTEMS: 6.0%
    5,000    Check Technology Corp.*................................     11,875
    3,000    Javelin Systems, Inc.*.................................     36,375
                                                                      ---------
                                                                         48,250
                                                                      ---------

             COMPUTER - INTERNET: 6.8%
    4,000    OnHealth Network Company*..............................     54,500
                                                                      ---------

             COMPUTER - SOFTWARE: 17.4%
    7,500    Cover-All Technologies, Inc.*..........................     19,688
    3,000    Digital Lava, Inc.*....................................     33,750
    5,000    Fourth Shift Corp.*....................................     26,875
    4,000    IntraNet Solutions, Inc.*..............................     33,000
    7,500    Spanlink Communications, Inc.*.........................     25,313
                                                                      ---------
                                                                        138,626
                                                                      ---------

             DISTRIBUTION / WHOLESALE: 2.1%
    2,500    En Pointe Technologies, Inc.*..........................     16,250
                                                                      ---------

             ELECTRONIC PRODUCTS - MISCELLANEOUS: 3.9%
    2,500    Universal Electronics, Inc.*...........................     31,250
                                                                      ---------

             MEDICAL - DRUGS: 2.4%
   10,000    GalaGen, Inc.*.........................................     19,375
                                                                      ---------

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                        THE PERKINS DISCOVERY FUND LOGO

SCHEDULE OF INVESTMENTS AT MARCH 31, 1999, Continued
--------------------------------------------------------------------------------
   Shares                                                           Market Value
--------------------------------------------------------------------------------
             MEDICAL INSTRUMENTS: 9.7%
    5,000    CardioThoracic Systems, Inc.*..........................  $  47,812
    5,000    Diametrics Medical, Inc.*..............................     29,687
                                                                      ---------
                                                                         77,499
                                                                      ---------

             MISCELLANEOUS MANUFACTURING: 14.8%
    2,500    American Educational Products, Inc.*...................     23,125
    2,000    AMX Corp.*.............................................     18,500
    4,000    Creative Master International, Inc.*...................     24,000
    1,500    Koala Corp.*...........................................     31,125
    2,500    Northstar Computer Forms, Inc.*........................     21,250
                                                                      ---------
                                                                        118,000
                                                                      ---------

             RETAIL: 10.3%
    4,000    Damark International*..................................     34,500
    5,000    Evans Inc.*............................................      8,125
    1,800    Funco Inc.*............................................     39,600
                                                                      ---------
                                                                         82,225
                                                                      ---------

             RETAIL - RESTAURANTS: 3.0%
   10,000    Famous Daves of America, Inc.*.........................     23,750
                                                                      ---------

             TELECOMMUNICATIONS: 10.0%
   20,000    ACI Telecentrics, Inc.*................................     16,250
    3,000    Metro One Telecommunications, Inc.*....................     42,750
    8,500    RSI Systems, Inc.*.....................................     20,188
                                                                      ---------
                                                                         79,188
                                                                      ---------

             Total Common Stocks (cost $649,160)....................    717,350
                                                                      ---------

             WARRANTS: 0.8%
--------------------------------------------------------------------------------
             COMPUTER SOFTWARE: 0.8%
    1,500    Digital Lava, Inc., Exp. 2/17/2004.....................      6,469
                                                                      ---------
             Total Warrants (cost $150).............................      6,469
                                                                      ---------

See accompanying Notes to Financial Statements.

                                                                               5
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             Total Investment in Securities (cost $649,310++): 90.8%  $ 723,819
             Other Assets less Liabilities: 9.2%....................     72,956
                                                                      ---------
             TOTAL NET ASSETS: 100.0%...............................  $ 796,775
                                                                      =========

*Non-income producing security.

++At March 31, 1999, the cost of securities for Federal income tax purposes was the same as the basis for financial reporting. Unrealized appreciation and depreciation were as follows:

             Gross unrealized appreciation .......................... $ 148,720
             Gross unrealized depreciation ..........................   (74,211)
                                                                      ---------
                       Net unrealized appreciation .................. $  74,509
                                                                      =========

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                        THE PERKINS DISCOVERY FUND LOGO

STATEMENT OF ASSETS AND LIABILITIES AT MARCH 31, 1999
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $649,310) ............    $ 723,819
  Cash ...........................................................       75,317
  Receivables:
    Due from Advisor .............................................       11,447
    Fund shares sold .............................................        7,762
  Prepaid expenses ...............................................       17,499
                                                                      ---------
       Total assets ..............................................      835,844
                                                                      ---------

LIABILITIES
  Accrued expenses ...............................................       39,069
                                                                      ---------
       Total liabilities .........................................       39,069
                                                                      ---------

NET ASSETS .......................................................    $ 796,775
                                                                      =========

   NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
     ($796,775/45,918 shares outstanding;
     unlimited number of shares authorized without par value) ....    $   17.35
                                                                      =========
   COMPUTATION OF OFFERING PRICE PER SHARE
     (Net asset value $17.35/.9525) ..............................    $   18.22
                                                                      =========

COMPONENTS OF NET ASSETS
  Paid-in capital ................................................    $ 723,467
  Accumulated net realized loss on investments ...................       (1,201)
  Net unrealized appreciation on investments .....................       74,509
                                                                      ---------
       Net assets ................................................    $ 796,775
                                                                      =========

See accompanying Notes to Financial Statements.

                                                                               7
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STATEMENT OF OPERATIONS
FOR THE PERIOD FROM APRIL 9, 1998* THROUGH MARCH 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Interest .....................................................    $   6,609
    Dividend .....................................................          480
                                                                      ---------
      Total income ...............................................        7,089
                                                                      ---------
  Expenses
    Administration fee ...........................................       29,260
    Transfer agent fees ..........................................       27,379
    Registration fees ............................................       18,530
    Fund accounting fees .........................................       13,336
    Audit fee ....................................................       12,554
    Legal fees ...................................................        9,275
    Custody fees .................................................        6,724
    Reports to shareholders ......................................        5,866
    Advisory fees ................................................        5,616
    Trustee fees .................................................        3,426
    Amortization of deferred organization costs ..................        2,933
    Miscellaneous ................................................        1,626
    Distribution fees ............................................        1,407
    Shareholder service fee ......................................        1,126
                                                                      ---------
      Total expenses .............................................      139,058
      Less: expenses waived and reimbursed .......................     (124,989)
                                                                      ---------
      Net expenses ...............................................       14,069
                                                                      ---------
        NET INVESTMENT LOSS ......................................       (6,980)
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized loss from security transactions .................       (1,201)
    Net change in unrealized appreciation on investments .........       74,509
                                                                      ---------
      Net realized and unrealized gain on investments ............       73,308
                                                                      ---------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....    $  66,328
                                                                      =========

*Commencement of operations.

See accompanying Notes to Financial Statements.

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                        THE PERKINS DISCOVERY FUND LOGO

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                                  April 9, 1998*
                                                                      through
                                                                  March 31, 1999
                                                                  --------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
   Net investment loss ..........................................     $  (6,980)
   Net realized loss from security transactions .................        (1,201)
   Net change in unrealized appreciation on investments .........        74,509
                                                                      ---------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......        66,328
                                                                      ---------

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from net change
     in outstanding shares (a) ..................................       730,447
                                                                      ---------
      TOTAL INCREASE IN NET ASSETS ..............................       796,775

NET ASSETS
   Beginning of period ..........................................            --
                                                                      ---------
END OF PERIOD ...................................................     $ 796,775
                                                                      =========

(a) A summary of capital share transactions is as follows:

                                                          April 9, 1998*
                                                              through
                                                          March 31, 1999
                                                     -----------------------
                                                      Shares        Value
                                                      ------        -----

Shares sold ......................................    60,507      $ 942,959
Shares redeemed ..................................   (14,589)      (212,512)
                                                     -------      ---------
Net increase .....................................    45,918      $ 730,447
                                                     =======      =========

*Commencement of operations.

See accompanying Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                  April 9, 1998*
                                                                      through
                                                                  March 31, 1999
                                                                  --------------

Net asset value, beginning of period...........................       $15.00

Income from investment operations:
   Net investment loss ........................................        (0.15)
   Net realized and unrealized gain on investments.............         2.50
                                                                      ------
Total from investment operations...............................         2.35
                                                                      ------
Net asset value, end of period.................................       $17.35
                                                                      ======

Total return ..................................................        15.67%

Ratios/supplemental data:
  Net assets, end of period (millions).........................        $ 0.8
Ratio of expenses to average net assets:
   Before expense reimbursement ...............................        24.67%+
   After expense reimbursement.................................         2.50%+
Ratio of net investment loss to average net assets:
   Before expense reimbursement ...............................       (23.41%)+
   After expense reimbursement ................................        (1.24%)+

Portfolio turnover rate .......................................       137.32%

*Commencement of operations.

+Annualized.

See accompanying Notes to Financial Statements.

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                        THE PERKINS OPPORTUNITY FUND LOGO

SCHEDULE OF INVESTMENTS AT MARCH 31, 1999
--------------------------------------------------------------------------------
   Shares    COMMON STOCKS: 97.7%                                  Market Value
--------------------------------------------------------------------------------
             BUSINESS SERVICES: 2.2%
   87,500    Appliance Recycling Centers of America, Inc.*........ $     54,688
  437,500    Health Fitness Corp.*................................      164,063
  449,300    Integrated Security Systems, Inc.*...................      449,300
  250,000    Reality Interactive, Inc.(a)*........................       30,000
                                                                   ------------
                                                                        698,051
                                                                   ------------
             COMPUTER - INTERNET: 20.2%
  470,000    OnHealth Network Company*............................    6,403,750
                                                                   ------------

             COMPUTER - MEMORY DEVICES: 2.6%
  100,000    Ciprico, Inc.*.......................................      825,000
                                                                   ------------

             COMPUTER - PERIPHERAL EQUIPMENT: 1.8%
  250,000    Digital Biometrics, Inc.*............................      328,125
  100,000    RSI Systems, Inc.*...................................      237,500
                                                                   ------------
                                                                        565,625
                                                                   ------------

             COMPUTER - SOFTWARE: 10.5%
  200,000    Fourth Shift Corp.*..................................    1,075,000
  250,000    IntraNet Solutions, Inc.*............................    2,062,500
  115,000    OneLink Communications, Inc.*........................      199,813
                                                                   ------------
                                                                      3,337,313
                                                                   ------------

             CONSUMER PRODUCTS - MISCELLANEOUS: 2.7%
  250,000    Minnesota Brewing Company (a)*.......................      390,625
   50,000    Recovery Engineering, Inc.*..........................      468,750
                                                                     ----------
                                                                        859,375
                                                                     ----------

             EDUCATIONAL - PRODUCTS/SERVICES: 2.4%
  200,000    The Tesseract Group, Inc.*...........................      575,000
   50,000    UOL Publishing, Inc.*................................      200,000
                                                                     ----------
                                                                        775,000
                                                                     ----------

See accompanying Notes to Financial Statements.

                                                                              11
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SCHEDULE OF INVESTMENTS AT MARCH 31, 1999, Continued
--------------------------------------------------------------------------------
   Shares                                                          Market Value
--------------------------------------------------------------------------------
             ELECTRICAL PRODUCTS - MISCELLANEOUS: 14.2%
   75,000    Ametek, Inc.......................................... $ 1,368,750
  100,000    Barringer Technologies, Inc.*........................     662,500
  300,000    Destron Fearing Corp.*...............................     318,750
  500,000    Insignia Systems, Inc. (a)*..........................     812,500
  400,000    Micro Component Technology, Inc.(a)*.................     750,000
  100,000    Sheldahl, Inc.*......................................     606,250
                                                                   -----------
                                                                     4,518,750
                                                                   -----------

             LEISURE - GAMING: 1.5%
   48,000    American Wagering, Inc.*.............................     300,000
  175,000    Innovative Gaming Corporation of America*............     185,937
                                                                   -----------
                                                                       485,937
                                                                   -----------

             MEDICAL - DRUGS: 3.5%
  250,000    GalaGen, Inc.*.......................................     484,375
   75,000    MGI Pharma, Inc.*....................................     628,125
                                                                   -----------
                                                                     1,112,500
                                                                   -----------
             MEDICAL - PRODUCTS: 17.9%
  150,000    ATS Medical, Inc.*...................................   1,125,000
  250,000    Diametrics Medical, Inc.*............................   1,484,375
   50,000    Eclipse Surgical Technologies, Inc.*.................     525,000
  500,000    Everest Medical Corp. (a)*...........................     750,000
  425,000    InnerDyne, Inc.*.....................................     823,437
   62,500    Lectec Corp.*........................................     113,281
  200,000    SpectraScience, Inc.*................................     862,500
                                                                   -----------
                                                                     5,683,593
                                                                   -----------
             REAL ESTATE INVESTMENT TRUST: 3.8%
   50,000    Capital Automotive REIT..............................     621,875
   50,000    Resource Asset Investment Trust......................     587,500
                                                                   -----------
                                                                     1,209,375
                                                                   -----------
             RETAIL - MISCELLANEOUS: 2.2%
   75,000    Wilsons The Leather Experts, Inc.*...................     707,813
                                                                   -----------

See accompanying Notes to Financial Statements.

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SCHEDULE OF INVESTMENTS AT MARCH 31, 1999, Continued
--------------------------------------------------------------------------------
   Shares                                                          Market Value
--------------------------------------------------------------------------------
             RETAIL - RESTAURANTS: 1.7%
  200,000    Big Buck Brewery & Steakhouse, Inc.*................. $    450,000
  100,000    Cafe Odyssey, Inc.*..................................       75,000
                                                                   ------------
                                                                        525,000
                                                                   ------------

             TELECOMMUNICATIONS - EQUIPMENT AND SERVICES: 5.8%
   85,000    ChoiceTel Communications, Inc.*......................      138,125
  100,000    Norstan, Inc.*.......................................      925,000
  350,000    Zamba Corp.*.........................................      776,563
                                                                   ------------
                                                                      1,839,688
                                                                   ------------

             TRAVEL: 4.7%
   50,000    American Classic Voyages Co.*........................      812,500
   25,000    Northwest Airlines Corp.*............................      695,312
                                                                   ------------
                                                                      1,507,812
                                                                   ------------

             Total Common Stocks (cost $44,108,200)...............   31,054,582
                                                                   ------------
             WARRANTS: 1.8%
--------------------------------------------------------------------------------
             BUSINESS SERVICES: 0.0%
   62,500    Health Fitness Corp., Exp. 4/4/1999..................            0
                                                                   ------------

             COMPUTER - SOFTWARE: 1.6%
  280,000    Delphi Information Systems, Inc., Exp. 6/17/1999.....      280,000
  500,000    Insignia Systems, Inc., Exp. 1/16/2000...............            0
   70,000    IntraNet Solutions, Inc., Exp. 7/22/2002 ............      214,900
  275,000    Reality Interactive, Inc., Exp. 4/10/2000 (a)........          275
                                                                   ------------
                                                                        495,175
                                                                   ------------
             ELECTRIC PRODUCTS - MISCELLANEOUS: 0.1%
  100,000    Barringer Technologies, Inc., Exp. 11/12/1999........       28,125
                                                                   ------------
             RETAIL - RESTAURANTS: 0.1%
  300,000    Big Buck Brewery & Steakhouse, Inc.,
             Exp. 6/12/2000.......................................       37,500
                                                                   ------------
See accompanying Notes to Financial Statements.

                        THE PERKINS OPPORTUNITY FUND LOGO

--------------------------------------------------------------------------------
   Shares                                                          Market Value
--------------------------------------------------------------------------------
             TELECOMMUNICATIONS - EQUIPMENT AND SERVICES: 0.0%
   85,000    ChoiceTel Communications, Inc., Exp. 11/10/2002...... $      5,312
                                                                   ------------

             Total Warrants (cost $140,225).......................      566,112
                                                                   ------------

Principal
  Amount     REPURCHASE AGREEMENT: 1.0%
--------------------------------------------------------------------------------
  $323,000   Firstar Bank Repurchase Agreement, 3.50%,
             dated 3/31/1999, due 4/1/1999, collateralized
             by $330,907 GNMA, 7.375%, due 5/20/2024 (proceeds
             $323,066) (cost $323,000)............................      323,000
                                                                   ------------

             Total Investment in Securities
               (cost $44,571,425++): 100.5%.......................   31,943,694
             Liabilities in excess of Other Assets: (0.5)%........     (169,294)
                                                                   ------------
             TOTAL NET ASSETS: 100.0%............................. $ 31,774,400
                                                                   ============

*Non-income producing security.

(a)Affiliated company (see Note 8).

++At March 31, 1999, the cost of securities for Federal income tax purposes was the same as the basis for financial reporting. Unrealized appreciation and depreciation were as follows:

           Gross unrealized appreciation.......................... $  7,098,514
           Gross unrealized depreciation .........................  (19,726,245)
                                                                   ------------
                 Net unrealized depreciation ..................... $(12,627,731)
                                                                   ============

See accompanying Notes to Financial Statements.

                        THE PERKINS OPPORTUNITY FUND LOGO

STATEMENT OF ASSETS AND LIABILITIES AT MARCH 31, 1999
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $44,571,425) ......    $ 31,943,694
  Cash ........................................................           3,788
  Prepaid expenses ............................................          29,461
                                                                   ------------
      Total assets ............................................      31,976,943
                                                                   ------------

LIABILITIES
  Payables:
    Advisory fees .............................................          27,604
    Administration fee ........................................           4,345
    Fund shares redeemed ......................................          64,167
  Accrued expenses ............................................         106,427
                                                                   ------------
      Total liabilities .......................................         202,543
                                                                   ------------
NET ASSETS ....................................................    $ 31,774,400
                                                                   ============

  NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($31,774,400/2,681,396 shares outstanding;
    unlimited number of shares authorized without par value) ..    $      11.85
                                                                   ============
  COMPUTATION OF OFFERING PRICE PER SHARE
    (Net asset value $11.85/.9525) ............................    $      12.44
                                                                   ============

COMPONENTS OF NET ASSETS
  Paid-in capital .............................................    $ 59,396,556
  Accumulated net realized loss on investments ................     (14,994,425)
  Net unrealized depreciation on investments ..................     (12,627,731)
                                                                   ------------
      Net assets ..............................................    $ 31,774,400
                                                                   ============

See accompanying Notes to Financial Statements.

                        THE PERKINS OPPORTUNITY FUND LOGO

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED MARCH 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Interest ...................................................    $    66,276
    Dividends ..................................................        145,890
                                                                    -----------
      Total income .............................................        212,166
                                                                    -----------
  Expenses
    Advisory fees ..............................................        387,486
    Transfer agent fees ........................................        125,550
    Distribution fees ..........................................         77,497
    Administration fee .........................................         66,370
    Shareholder service fee ....................................         55,740
    Reports to shareholders ....................................         35,728
    Fund accounting fees .......................................         26,527
    Registration fees ..........................................         19,063
    Custody fees ...............................................         18,222
    Legal fees .................................................         17,663
    Audit fee ..................................................         13,214
    Insurance ..................................................         12,128
    Miscellaneous ..............................................          5,249
    Trustee fees ...............................................          4,707
                                                                    -----------
      Total expenses ...........................................        865,144
                                                                    -----------
          NET INVESTMENT LOSS ..................................       (652,978)
                                                                    -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss from security transactions .................     (2,754,312)
  Net change in unrealized depreciation on investments .........     (5,416,328)
                                                                    -----------
    Net realized and unrealized loss on investments ............     (8,170,640)
                                                                    -----------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....    $(8,823,618)
                                                                    ===========

See accompanying Notes to Financial Statements.

                        THE PERKINS OPPORTUNITY FUND LOGO

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                   Year  Ended      Year Ended
                                                    March 31,        March 31,
                                                      1999             1998
                                                   ------------    ------------
(DECREASE) INCREASE IN NET ASSETS FROM:
OPERATIONS
   Net investment loss .........................   $   (652,978)   $ (1,341,964)
   Net realized loss from security transactions      (2,754,312)     (5,974,426)
   Net change in unrealized depreciation on
     investments ...............................     (5,416,328)     16,076,454
                                                   ------------    ------------
      NET (DECREASE) INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS ..............     (8,823,618)      8,760,064
                                                   ------------    ------------

CAPITAL SHARE TRANSACTIONS
   Net decrease in net assets derived from
     net change in outstanding shares (a) ......    (15,531,012)    (27,905,372)
                                                   ------------    ------------
      TOTAL DECREASE IN NET ASSETS .............    (24,354,630)    (19,145,308)

NET ASSETS
   Beginning of year ...........................     56,129,030      75,274,338
                                                   ------------    ------------
END OF YEAR ....................................   $ 31,774,400    $ 56,129,030
                                                   ============    ============

(a) A summary of capital share transactions is as follows:

                                Year Ended                    Year Ended
                              March 31, 1999                March 31, 1998
                       ---------------------------   ---------------------------
                         Shares           Value        Shares          Value
                       ----------     ------------   ----------    ------------

Shares sold ........      261,889    $  3,012,619       890,435    $ 12,140,118
Shares redeemed ....   (1,521,977)    (18,543,631)   (2,932,794)    (40,045,490)
                       ----------    ------------    ----------    ------------
Net decrease .......   (1,260,088)   $(15,531,012)   (2,042,359)   $(27,905,372)
                       ==========    ============    ==========    ============

See accompanying Notes to Financial Statements.

                        THE PERKINS OPPORTUNITY FUND LOGO

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------
                                                                    Year Ended March 31,
                                                    ----------------------------------------------------
                                                     1999        1998      1997       1996++    1995++
                                                    ------     ------     ------     ------     ------
Net asset value, beginning of year.............     $14.24     $12.58     $18.78     $13.03     $10.37
                                                    ------     ------     ------     ------     ------
Income from investment operations:
   Net investment loss ........................      (0.24)     (0.34)     (0.24)     (0.12)     (0.13)
   Net realized and unrealized
     gain (loss) on investments................      (2.15)      2.00      (4.98)      6.66       3.79
                                                    ------     ------     ------     ------     ------
Total from investment operations...............      (2.39)      1.66      (5.22)      6.54       3.66
                                                    ------     ------     ------     ------     ------
Less distributions:
    From net capital gains ....................       0.00       0.00      (0.98)     (0.79)     (1.00)
                                                    ------     ------     ------     ------     ------
Net asset value, end of year...................     $11.85     $14.24     $12.58     $18.78     $13.03
                                                    ======     ======     ======     ======     ======

Total return ..................................     (16.78)%    13.20%    (28.94)%    51.29%     38.72%

Ratios/supplemental data:
Net assets, end of year (millions).............     $ 31.8     $ 56.1     $ 75.3     $ 92.3     $ 12.5
Ratio of expenses to average net assets:
   Before expense reimbursement ...............       2.24%      2.27%      1.90%      1.97%      3.08%
   After expense reimbursement.................       2.24%      2.27%      1.90%      1.97%      2.63%
Ratio of net investment loss to average net assets:
   Before expense reimbursement ...............      (1.69)%    (1.85)%    (1.25)%    (1.16)%    (2.76)%
   After expense reimbursement ................      (1.69)%    (1.85)%    (1.25)%    (1.16)%    (2.31)%

Portfolio turnover rate .......................      19.34%     53.37%     86.88%     92.45%    124.86%

++Per share data has been restated to give effect to a 2-for-1 stock split to shareholders of record as of the close on June 3, 1996.

See accompanying Notes to Financial Statements.

                        THE PERKINS OPPORTUNITY FUND LOGO

                         THE PERKINS DISCOVERY FUND LOGO

NOTES TO FINANCIAL STATEMENTS AT MARCH 31, 1999
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

     The Perkins Discovery Fund and the Perkins Opportunity Fund (the "Funds") are a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment
Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Funds' primary investment objective is capital appreciation. The Perkins Discovery Fund and the Perkins Opportunity Fund began operations on April 9, 1998 and February 18, 1993, respectively.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

          For the Perkins Opportunity Fund, at March 31, 1999, there is a capital loss carryforward of approximately $13,900,000, of which $11,200,000 expires March 31, 2006 and $2,700,000 expires March 31,
          2007, available to offset future gains, if any.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Income and capital gains distributions to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to differing treatments for net operating losses.

     D. DEFERRED ORGANIZATION COSTS. All of the expenses incurred by the Advisor in connection with the organization and registration of the Perkins Discovery Fund's shares will be borne by the Fund and are being amortized to expense on a straight-line basis over a period of five years.

     E. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported

                        THE PERKINS OPPORTUNITY FUND LOGO

                         THE PERKINS DISCOVERY FUND LOGO

NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------
          amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the period ended March 31, 1999, Perkins Capital Management, Inc. (the "Advisor") provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Funds. For the period ended March 31, 1999, the Perkins Discovery Fund and the Perkins Opportunity Fund incurred $5,616 and $387,486 in Advisory fees, respectively.

     The Funds are responsible for their own operating expenses. The Advisor has agreed to reduce fees for the Perkins Discovery Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 2.50% of average daily net assets. For the period ended March 31, 1999, the Advisor has waived its fees and reimbursed the Perkins Discovery Fund in the amount of $124,989.

     The Advisor may recapture from the Perkins Discovery Fund the total amount above no later than March 31, 2004, subject to the requirement that the Fund must pay the current ordinary operating expenses of the Fund before any such recapture, and subject to its continued compliance with any other expense limitations (both the payment of current expenses and continued compliance are "additional requirements"). The Advisor may recapture a partial amount of the above amount no later than March 31, 2005, except that the amount paid by the Advisor during the Fund's first year of operation is excluded and subject to the additional requirements listed above. The Advisor may recapture a partial amount of the above amount no later than March 31, 2006, except that the amounts paid by the Advisor during the Fund's first two years of operation are excluded and subject to the additional requirements listed above. After the Fund's seventh year of operations, the Advisor may only seek to recapture for any amounts paid during the previous three fiscal years of the Fund's operations, subject to the additional requirements listed above.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

      Under $12 million      -   $30,000
      $12 to $50 million     -   0.25% of average daily net assets
      $50 to $100 million    -   0.20% of average daily net assets
      $100 to $200 million   -   0.15% of average daily net assets
      over $200 million      -   0.10% of average daily net assets

                        THE PERKINS OPPORTUNITY FUND LOGO

                         THE PERKINS DISCOVERY FUND LOGO

NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------

     For the period ended March 31, 1999, the Funds incurred $29,260 and $66,370
in  Administration   fees  for  the  Perkins  Discovery  Fund  and  the  Perkins
Opportunity Fund, respectively.

     First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - DISTRIBUTION COSTS

     The Funds have adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Funds may pay a fee to the Distributor at an annual rate of up to 0.20% of the average daily net assets of the Funds. The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. During the period ended March 31, 1999, the Perkins Discovery Fund and the Perkins Opportunity Fund paid the Distributor $1,407 and $77,497 under the Plan, respectively.

NOTE 5 - SHAREHOLDER SERVICING FEE

     The Funds have entered into a Shareholder Service Agreement with the Advisor, under which the Funds pay servicing fees at an annual rate of up to 0.25% of each Fund's average daily net assets. Payments to the Advisor under the Shareholder Servicing Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders' accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the period ended March 31, 1999, the Perkins Discovery Fund and the Perkins Opportunity Fund incurred $1,126 and $55,740 in Shareholder Servicing fees, respectively.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

     For the period ended March 31, 1999, the cost of purchases and the proceeds from sales of securities for the Perkins Discovery Fund, excluding short-term securities, were $1,248,488 and $597,976, respectively.

     For the year ended March 31, 1999, the cost of purchases and the proceeds from sales of securities for the Perkins Opportunity Fund, excluding short-term securities, were $7,302,753 and $22,220,190, respectively.

NOTE 7 - REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers

                        THE PERKINS OPPORTUNITY FUND LOGO

                         THE PERKINS DISCOVERY FUND LOGO

NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------
that meet the credit guidelines established by the Board of Trustees. The Funds will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Funds in each agreement, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

     If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

NOTE 8 - INVESTMENTS IN AFFILIATES

     Affiliated companies, as defined in Section 2 (a) (3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by the Fund. During the year ended March 31, 1999, the Perkins Opportunity Fund had the following transactions with affiliated companies:

                        Shares Held
     --------------------------------------------------      Value                Realized
     March 31,            Shares    Shares    March 31,    March 31,   Dividend     Gain/
       1998             Purchased    Sold       1999         1999       Income     (Loss)
       ----             ---------    ----       ----         ----       ------     ------
Everest Medical Corp.:
     550,000               --       50,000    500,000     $ 750,000       --      $ (19,410)

Insignia Systems, Inc.:
     500,000               --           --    500,000       812,500       --             --

Micro Component Technology, Inc.:
     410,000               --       10,000    400,000       750,000       --        (19,220)

Minnesota Brewing Co.:
     300,000               --       50,000    250,000       390,625       --       (164,468)

Reality Interactive, Inc.:
     275,000               --       25,000    250,000        30,000       --       (141,000)

Reality Interactive, Inc. - Warrants:
     275,000               --           --    275,000           275       --             --
                                                        -----------------------------------

Totals                                                  $ 2,733,400       --      $(344,098)
                                                        ===================================

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS OF
      THE PERKINS DISCOVERY FUND and THE PERKINS OPPORTUNITY FUND and
THE BOARD OF TRUSTEES OF
      PROFESSIONALLY MANAGED PORTFOLIOS

      We have audited the accompanying statements of assets and liabilities of the Perkins Discovery Fund and of the Perkins Opportunity Fund, each a series of shares of the Professionally Managed Portfolios, including the schedules of investments, as of March 31, 1999, and the related statements of operations for the period then ended, the statements of changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perkins Discovery Fund and the Perkins Opportunity Fund as of March 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
April 16, 1999

                                     ADVISOR

                        Perkins Capital Management, Inc.
                              730 East Lake Street
                             Wayzata, MN 55391-1769
                                 (800) 998-3190
                                 (612) 473-8367

                                        *

                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                                Phoenix, AZ 85018

                                        *

                                    CUSTODIAN

                               Firstar Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202

                                        *

                     TRANSFER AGENT AND SHAREHOLDER SERVICES

                                   PFPC, Inc.
                                  P.O. Box 8813
                            Wilmington, DE 19899-8813
                                 (800) 280-4779

                                        *

                                    AUDITORS

                              Tait, Weller & Baker
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19101

                                        *

                                  LEGAL COUNSEL

                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104


     This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

     Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.